FORM OF ELECTION

         Each Stockholder may make an election under the Amended and Restated Agreement and Plan of Merger and Reorganization dated as of February 13, 1998 (the "Reorganization Agreement"), with respect to shares of common stock ("Cowles Shares") of Cowles Media Company, a Delaware corporation ("Cowles"). To make the election, the Stockholder must do each of the following:

         1. Complete this Form of Election in its entirety (includes all attached pages).

         2. Deliver all stock certificates representing Cowles Shares ("Certificates") as follows:

                  (a) all Certificates must be attached to this Form of Election; OR
                  (b) Stockholder may attach an appropriate written guarantee of delivery of Stockholder's Certificates ("Guarantee") from a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States, but all Certificates must in fact be delivered to ChaseMellon Shareholder Services, L.L.C. ("ChaseMellon" and sometimes referred to as the "Exchange Agent") at ChaseMellon's address listed below within five New York Stock Exchange trading days after delivery of such Guarantee.

         3. Send the completed Form of Election, Certificates (or Guarantee, if applicable) and any other necessary documents to one of the following addresses:

                  To:   ChaseMellon Shareholder Services, L.L.C.
                             If by Mail:                     If by Hand:               If by Overnight Delivery:
                             ----------                      ----------                ------------------------
                   P.O. Box 3301                     120 Broadway, 13th Floor     85 Challenger Rd.-Mail Drop-Reorg
                   South Hackensack, NJ  07606       New York, NY  10271          Ridgefield Park, NJ  07660
                   Attn:  Reorganization             Attn:  Reorganization        Attn:  Reorganization
                          Department                        Department                   Department

THE ELECTION WILL NOT BE CONSIDERED UNLESS THIS FORM OF ELECTION (PROPERLY COMPLETED) AND ALL ATTACHMENTS ARE RECEIVED BY CHASEMELLON BY 5:00 P.M., NEW YORK CITY TIME, ON MARCH 17, 1998 (THE "ELECTION TIME"). THE DETERMINATION OF CHASEMELLON AS TO WHETHER OR NOT AN ELECTION HAS BEEN PROPERLY MADE OR REVOKED, AND WHEN SUCH ELECTION OR REVOCATION WAS RECEIVED, WILL BE BINDING. After you have reviewed this Form of Election and the Supplemental Instructions included herein, if you should have any questions about this Form of Election, please call Sherburne & Coughlin, Ltd. at (612) 338-3255 or Georgeson & Company Inc. at
(800) 223-2064 or (212) 440-9800.


---------------------------------------------------------------------------------------------------------
                                                 ELECTION
                       (THE ELECTION WILL BE GRANTED UNLESS PRORATION IS NECESSARY.
                   SEE JOINT PROXY STATEMENT/PROSPECTUS FOR A DISCUSSION OF PRORATION.)


  1.  Total number of Cowles Shares that Stockholder owns.................      ---------------------


  2.  Total number of Cowles Shares to be converted into New McClatchy
      Class A Common Stock (a "Stock Election")...........................      ---------------------


  3.  Total number of Cowles Shares to be converted into cash
      (a "Cash Election") (the sum of 2 plus 3 must equal 1)..............      ---------------------

---------------------------------------------------------------------------------------------------------


     PLEASE READ AND COMPLETE THE REMAINING PAGES, ALL OF WHICH ARE INCLUDED
       IN THE TERMS, CONDITIONS AND REQUIREMENTS OF THIS FORM OF ELECTION


--------------------------------------------------------------------------------

                  ATTENDANCE AT SPECIAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

[ ] Please check this block only if you are planning to attend the Special
    Meeting of Stockholders.

--------------------------------------------------------------------------------


BY DELIVERING CERTIFICATE(S) WITH THIS FORM OF ELECTION, THE REGISTERED HOLDER OF SUCH CERTIFICATE(S) RELEASES COWLES, McCLATCHY, CHASEMELLON AND THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ADVISORS AND REPRESENTATIVES, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, FROM ANY AND ALL CLAIMS ARISING FROM OR IN CONNECTION WITH THE PURCHASE OR OWNERSHIP OF SUCH COWLES SHARES OR THE EXCHANGE OF SUCH COWLES SHARES PURSUANT TO THE REORGANIZATION AGREEMENT.

----------------------------------------------------------------------------------------------------------------------
BOX A
                                          DESCRIPTION OF CERTIFICATES ATTACHED
                                            (SEE SUPPLEMENTAL INSTRUCTION 4)
-----------------------------------------------------------------------------------------------------------------------

  CERTIFICATE                   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                    TOTAL NUMBER OF
     NUMBER             (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON EACH         SHARES REPRESENTED BY
                                   CERTIFICATE(S) REPRESENTING COWLES SHARES)                        CERTIFICATE
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
BOX B
[ ]                  LOST, STOLEN OR DESTROYED CERTIFICATE

If any Certificate you own has been lost, stolen or destroyed, check this box and see Supplemental Instruction 7 herein. Please fill out the remainder of this Form of Election and indicate here the number of each lost, stolen or destroyed Certificate and the number of Cowles Shares represented by such Certificate:
_____________________________________________________________________________

_____________________________________________________________________________

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
BOX C
                     CITIZENSHIP OF HOLDER OF COWLES SHARES
                        (SEE SUPPLEMENTAL INSTRUCTION 11)
--------------------------------------------------------------------------------
The Stockholder hereby represents that the Cowles Shares surrendered herewith are owned by:

[ ]  a U.S. Citizen or other U.S. Person; or  [ ] a Foreign Person.
--------------------------------------------------------------------------------

         The Stockholder hereby represents and warrants that the Stockholder has full power and authority to complete and deliver this Form of Election and to surrender the Certificate(s), free and clear of any liens, claims, charges or encumbrances whatsoever. The Stockholder, upon request, shall execute and deliver any and all additional documents deemed by the Exchange Agent to be necessary or desirable to complete the transfer, cancellation and retirement of the Certificate(s).



------------------------------------------------------------------ ---------------------------------------------------
BOX D
                      STOCKHOLDER SIGNATURES
                EACH STOCKHOLDER MUST SIGN HERE, IN                                SIGNATURE GUARANTEE
                ADDITION TO THE SIGNATURES REQUIRED                            (COMPLETE THIS SIDE OF BOX D
                ELSEWHERE ON THIS FORM OF ELECTION                          ONLY IF REQUIRED--SEE SUPPLEMENTAL
                 (SEE SUPPLEMENTAL INSTRUCTION 5)                                 INSTRUCTIONS 6 AND 9)

------------------------------------------------------------------    (Note:  A notarization by a notary public is not
                                                                      acceptable)
------------------------------------------------------------------
                                                                                     FOR USE BY ELIGIBLE
------------------------------------------------------------------                    INSTITUTIONS ONLY

------------------------------------------------------------------                PLACE MEDALLION GUARANTEE
                    (SIGNATURE(S) OF HOLDER(S))                                         IN SPACE BELOW

NAME(S):

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------

------------------------------------------------------------------
                          (PLEASE PRINT)

------------------------------------------------------------------
                 (AREA CODE AND TELEPHONE NUMBER)

DATED:
       -----------------------------------------------------------

BOX D MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS THE NAME(S)
APPEAR(S) ON CERTIFICATE(S) OR BY PERSON(S) AUTHORIZED TO BECOME
REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS ATTACHED HERETO.
IF SIGNATURE IS BY ATTORNEY OR GUARDIAN OR OTHER ACTING IN
FIDUCIARY CAPACITY, PLEASE STATE FULL TITLE.
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
BOX E
                                                 GUARANTEE OF DELIVERY
                   (TO BE USED ONLY IF CERTIFICATE(S) ARE NOT SURRENDERED WITH THIS FORM OF ELECTION)


The signatory is:
-a member of a national securities exchange,                   ------------------------------------------------
-a member of the National Association of Securities                          (Firm--Please Print)
      Dealers, Inc., or
-a commercial bank or trust company in the United              ------------------------------------------------
      States;                                                               (Authorized Signature)
and guarantees to deliver to the Exchange Agent the
Certificate(s) representing Cowles Shares to which this Form   ------------------------------------------------
of Election relates, duly endorsed in blank or otherwise in
a form acceptable for transfer on the books of Cowles, no      ------------------------------------------------
later than five New York Stock Exchange trading days after
delivery of this Guarantee of Delivery.                        ------------------------------------------------
                                                                         (Address, Including Zip Code)

                                                               ------------------------------------------------
                                                                       (Area Code and Telephone Number)

                                                               ------------------------------------------------
                                                                                  (Contact Name)
----------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------       --------------------------------------------------------
BOX F                                                         BOX G
         SPECIAL PAYMENT INSTRUCTIONS                                        SPECIAL DELIVERY INSTRUCTIONS
  (SEE SUPPLEMENTAL INSTRUCTIONS 6 AND 9 HEREIN)                        (SEE SUPPLEMENTAL INSTRUCTION 6 HEREIN)

To be completed ONLY if the new stock certificate             To be completed ONLY if the new stock certificate
representing a Stock Election is to be registered in          representing a Stock Election is to be registered in
the name of, or a check is to be made payable to,             the name of, or a check is to be made payable to, the
someone other than the registered holder(s) of the            registered holder(s) of the Cowles Shares, BUT is to
Cowles Shares.                                                be sent to someone other than the registered
                                                              holders(s) or to an address other than the address of
                                                              the registered holder(s).
Name
    --------------------------------------------------
                      (Please Print)                          Mail certificate and/or check to:
Address
        ----------------------------------------------
                                                              Name
------------------------------------------------------             ---------------------------------------------------
(City)                    (State)      (Zip Code)                                       (Please Print)

                                                              Address
-----------------------------------------------------                 ------------------------------------------------
(SOCIAL SECURITY OR EMPLOYER IDENTIFICATION
NUMBER)                                                       --------------------------------------------------------
            (SEE SUBSTITUTE FORM W-9 BELOW)                       (City)                    (State)         (Zip Code)
-----------------------------------------------------         --------------------------------------------------------



                                 TAX INFORMATION

         To comply with Federal tax requirements, each holder of Cowles Shares is to provide to the Exchange Agent his or her correct Taxpayer Identification Number (I.E., Social Security Number or Employer Identification Number) and to certify whether he or she is subject to backup Federal income tax withholding by completing and signing the Substitute Form W-9 below, or, in the case of Foreign Persons (as defined in Supplemental Instruction 11), the Substitute Form W-8 below.

------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                              PART I: Please provide your Taxpayer
FORM W-9                                Identification Number in the area at the      ________-_______-__________
DEPARTMENT OF THE TREASURY,             right and certify by signing and dating          Social Security Number
INTERNAL REVENUE SERVICE                below. (If you are awaiting your
                                        Taxpayer Identification Number, leave                       OR
                                        that area blank and check the box in          _____-______________________
                                        Part III.)                                    Employer Identification Number
                                        --------------------------------------------------------------------------------
                                        PART II: For payees exempt from backup withholding, see Supplemental
                                        Instruction 12 and complete as instructed therein.
                                        --------------------------------------------------------------------------------
                                        PART III: Awaiting Taxpayer Identification Number [ ]
------------------------------------------------------------------------------------------------------------------------

CERTIFICATION. Under penalty of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification
       Number,

       OR

       A Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future, and

(2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature                                            Date
          -----------------------------------------       ---------------------
         IF YOU CHECKED THE BOX IN PART III OF THIS SUBSTITUTE FORM W-9,
               YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments shall be withheld until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

Signature                                            Date
          -----------------------------------------       ---------------------

-------------------------------------------------------------------------------


------------------------------------------------  -----------------------------------------------------------------------
SUBSTITUTE                                        Under penalties of perjury, I certify that:
FORM W-8
DEPARTMENT OF THE TREASURY,                       [ ]      For INTEREST PAYMENTS, I am not a U.S. citizen or resident
INTERNAL REVENUE SERVICE                                   (or I am filing for a foreign corporation, partnership,
                                                           estate or trust);
CERTIFICATE OF FOREIGN HOLDERS WHO ARE
INDIVIDUALS                                       [ ]      For DIVIDENDS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate or
                                                           trust); AND

                                                  [ ]      For BROKER TRANSACTIONS or BARTER EXCHANGES, I am an exempt foreign person.

                                                  -----------------------------------------------------------------------

Signature                                                      Date
         -----------------------------------------------------       ------------------------------------------------

Print Name
           -----------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9, OR, IF A FOREIGN PERSON, THE SUBSTITUTE FORM W-8, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE REORGANIZATION AGREEMENT. FOR ADDITIONAL DETAILS, PLEASE REVIEW SUPPLEMENTAL INSTRUCTIONS 11, 12 AND 13.

================================================================================

                              TAX BASIS INFORMATION

         Please provide the total tax basis you have in all Cowles Shares delivered pursuant to this Form of Election or, if such information is maintained for you by Sherburne & Coughlin, Ltd., please indicate below your authorization for Sherburne & Coughlin, Ltd. to provide tax basis information to McClatchy Newspapers, Inc. (Tax basis information provided herein will have no effect upon your election to receive stock and/or cash).

         Total tax basis in all Cowles Shares delivered pursuant to this Form of
Election:
          ----------------------------------------------------------------------

         I hereby authorize Sherburne & Coughlin, Ltd. to provide tax basis information respecting my Cowles Shares to McClatchy Newspapers, Inc.


                                       -----------------------------------------
                                       Signature

================================================================================

                  SUPPLEMENTAL INSTRUCTIONS TO FORM OF ELECTION

1. TERMINATION. If the actions described in the Reorganization Agreement are not consummated or are abandoned, all Forms of Election will be void and will have no further effect. The Exchange Agent will promptly return the Certificate(s) submitted to the person who submitted such Certificate(s).

2. RECEIPT OF STOCK CERTIFICATES OR CASH PAYMENTS. The Exchange Agent will issue a single stock certificate representing a Stock Election (if any) and/or a single check for a Cash Election (if any). As soon as practicable after the Effective Time of the Mergers, the Exchange Agent will mail such stock certificate and/or such check to the holder of Cowles Shares at the address listed in BOX A (provided Stockholder has not completed either BOX F or BOX G, thereby directing alternative payment or delivery instructions).

3. EXECUTION AND DELIVERY. The method of delivery of all documents is at the option and risk of the holder of Cowles Shares. If sent by mail, it is strongly suggested that mailing be by registered mail with return receipt requested. The delivery will be deemed to have occurred only when actually RECEIVED by the Exchange Agent at any of its addresses listed above. The risk of loss of documents will pass only after the Exchange Agent has actually received them.

4. INADEQUATE SPACE. If there is insufficient space on this Form of Election to list all Certificates being submitted to the Exchange Agent, please attach additional sheets. Label each additional sheet with the name(s) of the holder.

5. SIGNATURES. The signature (or signatures, in the case of any Certificate owned by two or more joint holders) on this Form of Election should correspond exactly with the name(s) as written on the face of the Certificate(s) unless the Cowles Shares described on this Form of Election have been assigned by the registered holder(s), in which event this Form of Election should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or shown on the Certificate(s).

      If a Certificate is owned of record by two or more persons, ALL such persons must sign this Form of Election.

      If this Form of Election is signed by a person or persons other than the registered owners of the Certificates listed, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the Certificate(s).

      If this Form of Election or any Certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Form of Election.

6. GUARANTEE OF SIGNATURES. A signature guarantee is not required on this Form of Election if both (i) this Form of Election is signed by the registered holder(s) of Cowles Shares delivered with this Form, AND (ii) neither BOX F nor BOX G is completed. OTHERWISE, all signatures on this Form of Election must be guaranteed by a firm which is a bank (not a savings bank or a savings & loan association), broker, dealer, credit union, a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or trust company or other entity in the United States that is a member in good standing of the Securities Transfer Agent's Medallion Program (each, an "Eligible Institution").

7. LOST, STOLEN OR DESTROYED CERTIFICATE. If your Certificate(s) has been lost, stolen or destroyed, please check the box in BOX B of this Form of Election, and forms for replacement will be sent to you with instructions as to steps you must take to receive a certificate representing shares of New McClatchy Class A Common Stock and/or a check under the Reorganization Agreement. You will be required to complete additional documents and pay for an indemnity bond covering the lost Certificate(s). The cost of the bond will be based on the value of the Cowles Shares represented by the lost Certificate(s). IF YOU HAVE NOT COMPLETED THIS FORM OF ELECTION, COMPLIED WITH THE PROCEDURES FOR REPLACING A LOST, STOLEN OR DESTROYED CERTIFICATE AND PAID FOR THE INDEMNITY BOND PRIOR TO THE ELECTION TIME SET FORTH ON THE FIRST PAGE OF THIS FORM OF ELECTION, YOU WILL BE DEEMED NOT TO HAVE MADE EITHER A STOCK ELECTION OR A CASH ELECTION WITH RESPECT TO COWLES SHARES REPRESENTED BY SUCH CERTIFICATE. PLEASE DIRECT ANY QUESTIONS REGARDING A LOST, STOLEN OR DESTROYED CERTIFICATE TO SHERBURNE & COUGHLIN, LTD. AT (612) 338-3255.

8. DETERMINATION OF PROPER ELECTION AND DELIVERY OF CERTIFICATES. Exchange Agent will have the discretion to reasonably determine whether a Form of Election has been properly completed, signed and submitted, modified or revoked, and to disregard immaterial defects, and to determine all questions as to validity, form and eligibility of any delivery of Certificates. The Exchange Agent reserves the right to waive any irregularities or defects in the delivery of any Certificates; however, a delivery will not be deemed to have been made until all irregularities have been cured or waived. The decision of the Exchange Agent in such matters shall be conclusive and binding. Neither Cowles nor the Exchange Agent will be under any obligation to notify any person of any defect in a Form of Election, and neither Cowles nor the Exchange Agent shall incur any liability for failure to give any such notice. The Exchange Agent shall also make all computations contemplated by the Reorganization Agreement and all such computations shall be conclusive and binding on the holders of Cowles Shares. No alternative, conditional or contingent Stock Election or Cash Election will be accepted. If the Exchange Agent reasonably determines that any purported Stock Election or Cash Election was not properly made, such purported Stock Election or Cash Election shall be deemed to be of no force and effect and the holder of Cowles Shares making such purported Stock Election or Cash Election shall, for purposes hereof, be deemed to have not made a Stock Election or Cash Election.

9. NEW CERTIFICATES AND CHECKS IN DIFFERENT NAME; STOCK TRANSFER TAXES. If a new certificate is to be registered in, or a check is to be made payable to the order of, a name(s) different than the exact name(s) that appears on the Certificate(s) that Stockholder submits with this Form of Election, then, in addition to endorsing the Certificate(s), Stockholder must complete BOX F and have an Eligible Institution guarantee the signatures on this Form of Election in BOX D. (See Supplemental Instruction 6)

      If a new certificate representing New McClatchy Class A Common Stock is to be registered in, or a check is make payable to the order of, a name(s) other than exactly the same name(s) that is on the Certificate(s) that Stockholder submits with this Form of Election, then Stockholder must submit with this Form of Election evidence of payment of any applicable stock transfer tax or proof of an exemption from such a tax.

10. APPRAISAL RIGHTS. Holders of Cowles Shares who have demanded appraisal rights pursuant to the Delaware General Corporation Law should not complete this Form of Election. Cowles will regard any holder of Cowles Shares who has delivered a written demand for appraisal and who delivers a Form of Election as having withdrawn such demand for appraisal.

11. CITIZENSHIP OF HOLDER OF COMMON STOCK. The term "U.S. Person" means any U.S. citizen and any person that is not a Foreign Person. The term "Foreign Person" means any foreign corporation, nonresident alien individual, nonresident fiduciary of a foreign estate or trust, or a foreign partnership (in each case with respect to the United States, its territories and possessions, and all areas subject to its jurisdiction).

12. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9--U.S. PERSONS. Under the "backup withholding" provisions of Federal tax law, the Exchange Agent may be required to withhold 31% any payments made to holders of Cowles Shares. To prevent backup withholding, each holder of Cowles Shares should complete and sign the Substitute Form W-9 included in this Form of Election and either: (a) provide the correct Taxpayer Identification Number and certify, under penalty of perjury, that it is correct (or that such holder is awaiting a Taxpayer Identification Number), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding, or (ii) the IRS has notified the holder of Cowles Shares that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part III of the Substitute Form W-9 is checked, the Exchange Agent may withhold 31% of cash payments during the 60-day period following execution of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her Taxpayer Identification Number within such 60-day period, the Exchange Agent shall pay such withheld amounts and no further amounts shall be withheld. However, if the holder has not provided the Exchange Agent with such Taxpayer Identification Number within such 60-day period, the Exchange Agent shall remit such withheld amounts to the IRS and shall withhold 31% of all subsequent payments until the holder furnishes a Taxpayer Identification Number to the Exchange Agent. In general, if a holder of Cowles Shares is an individual, the TIN is the Social Security number of such individual. Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder of Cowles Shares may complete and submit the Substitute Form W-8 included in this Form of Election.

13. FOREIGN PERSONS. Withholding of U.S. tax at the rate of 31% from any distributions to a foreign owner may be required unless the Substitute Form W-8 is properly completed and signed.